UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary  Proxy  Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  Sec.  240.14a-12

                        FIRST CAPITAL INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No  fee  required
[ ]  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:
--------------------------------------------------------------------------------
     2)   Aggregate  number  of  securities  to  which  transaction  applies:
--------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
     4)   Proposed  maximum  aggregate  value  of  transaction:
--------------------------------------------------------------------------------
     5)   Total  fee  paid:
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[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount  Previously  Paid:
--------------------------------------------------------------------------------
     2)   Form,  Schedule  or  Registration  Statement  No.:
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     3)   Filing  Party:
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     4)   Date  Filed:
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
                        FIRST CAPITAL INTERNATIONAL, INC.
                            5120 WOODWAY, SUITE 9000
                                HOUSTON, TX 77056
                                 (713) 629-4866

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 14, 2006

The Annual Meeting of Stockholders (the "Annual Meeting") of First Capital International, Inc. (the "Company") will be held at the Sheraton Suites Hotel, 2400 West Loop South, Houston, Texas, on Friday, July 14, 2006 at 10:00 a.m.
(CDT)  for  the  following  purposes:

(1)  To  elect  three  (3)  Directors.

(2) To ratify the selection of McConnell & Jones, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2006.

(3)  To  approve  a  three-to-one  reverse  split  of  the  common  stock.

(4) To approve an amendment to the Certificate of Incorporation increasing the authorized number of shares of common stock from 100,000,000 to 200,000,000 and increasing the authorized number of shares of preferred stock from 10,000,000 to 20,000,000.

(5) To act upon such other business as may properly come before the Annual Meeting.

     Only holders of common stock of record at the close of business on June 1, 2006, will be entitled to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        /S/ ALEX GENIN
                                        CHAIRMAN OF THE BOARD


JUNE 26, 2006
HOUSTON, TEXAS

                        FIRST CAPITAL INTERNATIONAL, INC.
                            5120 WOODWAY, SUITE 9000
                                HOUSTON, TX 77056
                                 (713) 629-4866


                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 14, 2006

This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of First Capital International, Inc., a Delaware corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held at the Sheraton Suites Hotel, 2400 West Loop South , Houston, Texas, on July 14, 2006 at 10:00 a. m. (CDT), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about June 26, 2006. The cost of solicitation of proxies is being borne by the Company.

The close of business on June 1, 2006 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the record date, there were 95,608,532 shares of the Company's common stock, par value $.001 per share (the "Common Stock") issued and outstanding and entitled to vote. As of the record, we had 4,500,000 shares of the Company's preferred stock ("Preferred Stock") issued and outstanding. The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share of common stock is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting.

Each nominee for Director named in Proposal Number 1 must receive a plurality of the votes cast in person or by proxy of our Common Stock in order to be elected. The affirmative vote of a majority of the issued and outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Proposal Number 2, Proposal Number 3, and Proposal Number 4 set forth in the accompanying Notice.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (I) FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL NUMBER 1,
(II) FOR THE RATIFICATION OF MCCONNELL AND JONES, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2006, (III) FOR THE APPROVAL OF A THREE-FOR-ONE REVERSE STOCK SPLIT AND (IV) FOR THE APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF

AUTHORIZED COMMON STOCK FROM 100,000,000 TO 200,000,000 AND TO INCREASE THE NUMBER OF SHARES OF PREFERRED STOCK FROM 10,000,000 TO 20,000,000. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

REVOCABILITY OF PROXY

Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the President of our Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the Proxy; (ii) duly executing a subsequent Proxy relating to the same shares and delivering it to the President of our Company before the Meeting; or (iii) by attending the Meeting and voting in person (although attendance at the
Meeting will not in and of itself constitute a revocation of a Proxy). Any written notice revoking a Proxy should be sent to First Capital International, Inc., 5120 Woodway, Suite 9000, Houston, Texas 77056, Attn: Alex Genin, President, or hand delivered to the President, at or before the taking of the vote at the Meeting.
       ___________________________________________________________________

            (1)     TO ELECT THREE (3) DIRECTORS FOR THE ENSUING YEAR
       ___________________________________________________________________

NOMINEES FOR DIRECTORS

The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. All the nominees are presently members of the Board of Directors. Each duly elected Director will hold office until his death, resignation, retirement, removal, disqualification, or until his successor shall have been elected and qualified. Each nominee for Director named in Proposal Number 1 must receive a plurality of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors.

Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted FOR the election of the nominees listed below. Although our Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

The nominees for Director are:

     Alex Genin
     Merrill P. O'Neal
     Andew Grebe

BIOGRAPHIES

ALEX GENIN has been our Director, Chairman, CEO and President, and our major shareholder since August, 1998. Since 1992, Mr. Genin has been the President of ECL Trading Company, which trades goods and commodities in Europe and countries of the former Soviet Union. Since 1985, Mr. Genin has been the President of Eastern Credit Ltd. Inc. which provides financial consulting services in Europe, Asia and the United States. Mr. Genin has extensive experience in business activities in Europe, Asia and countries of the former Soviet Union.

MERRILL P. O'NEAL has been our Director since December, 2001. In 1970's Mr. O'Neal had a substantial part in growing a small freight forwarding company into a major international freight forwarding company, Behring International. In the early 1980's through early 1990's, Mr. O'Neal served as the President of the Texas Ocean Freight Forwarders Association, and as a director of the Brookhollow National Bank (now a part of Compass Bank) and Woodway National Bank. Since 1995, Mr. O'Neal has been a business management consultant to small businesses, helping them to grow by providing assistance in areas of corporate direction, strategy and management. Mr. O'Neal has a BBA Degree in International Trade from the University of Texas.

H. ANDREW GREBE, Ph.D, has been our Director since January 2005. Mr. Grebe has an extensive background and experience of over 20 years within industrial companies around the world, as well as teaching experience as a Professor at the Texas A&M University. For the last eleven years Mr. Grebe has been a manager with Tex-Tube Company, one of the leading pipe manufacturers. His involvement within the academic circles and the energy and petroleum industry will help to facilitate the marketing of VIP Systems product line to industrial markets.

OUR DIRECTORS AND EXECUTIVE OFFICERS

Our Directors may be elected annually and hold office until our next annual meeting of stockholders, or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors. There is no family relationship between or among any of our directors and executive officers.

Our current Board of Directors consists of three (3) persons:

NAME                     AGE            POSITION
--------------------------------------------------------------------------------

Alex Genin               54             President, Chief Executive Officer
                                        and Chairman of the Board of Directors

Merrill P. O'Neal        77             Director

Andrew Grebe             50             Director


INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

BOARD  OF  DIRECTORS

We  held  two  meetings  of  the Board of Directors during the fiscal year ended
December 31, 2005, and the Board of Directors took action at Board meetings or by unanimous written consent 15 times during that period. Mr. Genin is our only Director who is also an officer. Due to the size of our business, the Board of Directors does not currently have any committees.

Although we are not required to have an Audit Committee, the Board of Directors, consisting of Alex Genin, Merrill P. O'Neal, and Andrew Grebe, perform the equivalent functions of the Audit Committee. In preparation for filing our annual report on Form 10-KSB, as amended, Management:

     (1) reviewed and discussed the audited financial statements with the Board of Directors;
     (2) discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61, as may be modified or supplemented;
     (3) received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence; and
     (4) based on the review and discussions referred to in paragraphs (1) through (3) above, Management recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC.

We do not currently have a process for security holders to send communications to the Board of Directors which we believe is appropriate based on the size of the Company, the limited number of our shareholders and the limited number of communications which we receive. However, we welcome comments and questions from our shareholders. Shareholders can direct communications to our Chief Executive Officer, Alex Genin, at our executive offices, 5120 Woodway, Suite 9000, Houston, Texas 77056. While we appreciate all comments from shareholders, we may not be able to individually respond to all communications. We attempt to address shareholder questions and concerns in our press releases and documents filed with the SEC so that all shareholders have access to information about the Company at the same time. Mr. Genin collects and evaluates all shareholder communications. If the communication is directed to the Board of Directors generally or to a specific director, Mr. Genin will disseminate the communications to the appropriate party at the next scheduled Board of Directors meeting. If the communication requires a more urgent response, Mr. Genin will direct that communication to the appropriate executive officer. All communications addressed to our directors and executive officers will be reviewed by those parties unless the communication is clearly frivolous.

COMPENSATION OF DIRECTORS

We do not currently pay any cash directors' fees.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and Executive Officers, and persons who own beneficially more than ten percent of our common stock, to file reports of their stock ownership and changes of their stock ownership with the Securities and Exchange Commission. Based solely on the reports we have received and on written representations from certain reporting persons, we believe that the directors, executive officers, and our greater than ten percent beneficial owners have complied with all applicable filing requirements for the fiscal year ended December 31, 2005.

CODE OF ETHICS

We have adopted a code of business conduct and ethics for directors, officers (including our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer) and employees, known as the Code of Conduct. The copy of the Code of Conduct was filed with our Form 10-KSB the fiscal year ending December 31, 2003.

EXECUTIVE COMPENSATION

The following sets forth all forms of compensation in excess of $100,000 per year per person that we paid our executive officers for the years ended December 31, 2005, 2004 and 2003.

                                       SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------
                                                             Long Term Compensation
---------------------------------------------------  -------------------------------------  --------------
                        Annual Compensation                   Awards              Payouts
----------------  ---------------------------------  --------------------------  ---------  --------------
                                                     Restricted    Securities
Name and                              Other Annual      Stock      Underlying      LTIP       All Other
Principle          Salary    Bonus    Compensation     Award(s)   Options/SARs    Payouts    Compensation
Position    Year    ($)       ($)         ($)            ($)           (#)          ($)          ($)
----------  ----  --------  -------  --------------  -----------  -------------  ---------  --------------
Alex Genin  2005  $ 26,640  $   -0-  $          -0-          -0-   2,500,000(1)  $     -0-  $          -0-
Director,   ----  --------  -------  --------------  -----------  -------------  ---------  --------------
Chairman,   2004  $ 79,920  $   -0-  $          -0-          -0-   5,200,000(2)  $     -0-  $          -0-
 CEO and    ----  --------  -------  --------------  -----------  -------------  ---------  --------------
President   2003  $ 76,960  $   -0-  $          -0-          -0-           -0-   $     -0-  $          -0-
----------------------------------------------------------------------------------------------------------


(1) During 2005, we issued 2,500,000 immediately exercisable options as compensation to Mr. Genin. This option has an exercise price of $0.03 per share and expires on February 1, 2007.

(2) During 2004, we cancelled all 4,400,000 options granted to Mr. Genin with an exercise price ranging from $0.05 to $0.10 per share and issued a new 5,200,000 immediately exercisable option. This option has an exercise price of $0.015 per share and expires on December 20, 2007.

                                   OPTION/SAR GRANTS FOR FISCAL YEAR 2005

---------------------------------------------------------------------------------------------------------
                                            Individual Grants
----------  ------------------------  -----------------------------------  ------------------  ----------
              Number of Securities
            Underlying Options/SARs   % of Total Options/SARs Granted to    Exercise or Base   Expiration
Name              Granted (#)              Employees in Fiscal Year           Price ($/Sh)        Date
----------  ------------------------  -----------------------------------  ------------------  ----------
Alex Genin        2,500,000                           94%                  $             0.03   2/1/2007
---------------------------------------------------------------------------------------------------------

                                 AGGREGATED OPTION/SAR EXERCISES IN FISCAL
                             YEAR 2005 AND DECEMBER 31, 2005 OPTION/SAR VALUES

-------------------------------------------------------------------------------------------------------
                                        Number of Securities Underlying    Value of Unexercised In-the
                                        Unexercised Options/SARs at FY-   Money Options/SARs at FY-End
               Shares                               End (#)                            ($)
            Acquired on      Value
Name        Exercise (#)  Realized ($)     Exercisable/Unexercisable        Exercisable/Unexercisable
----------  ------------  ------------  --------------------------------  -----------------------------
Alex Genin      -0-           -0-                   -0-/-0-                          -0-/-0-
-------------------------------------------------------------------------------------------------------


EMPLOYMENT AGREEMENTS

We do not have an employment contract with any of our employees. We presently intend to negotiate an employment contract with Alex Genin which would require the Board approval; however, no terms have been discussed at this time.

DIRECTOR COMPENSATION

We do not currently pay any cash directors' fees.

EMPLOYEE STOCK OPTION PLAN

We presently do not have any employee stock option plan but we may adopt one in the future. We believe that equity ownership is an important factor in our ability to attract and retain skilled personnel, and our Board of Directors may adopt an employee stock option plan in the future. The purpose of the stock option program will be to further our interests by providing incentives in the form of stock options to key employees and directors who contribute materially to our success and profitability. The option grants will recognize and reward outstanding individual performance and contributions and will give such persons a proprietary interest in us, thus enhancing their personal interest in our continued success and progress. This program will also assist us in attracting and retaining key employees and directors.

REPRICING OF OPTIONS

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth certain information as of June 1, 2006, with respect to the beneficial ownership of shares of common stock by: (i) each person who is known to us to beneficially own more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown. At June 1, 2006, we had outstanding 95,608,532 shares of common stock and 4,500,000 share of preferred stock outstanding.

----------------------------------------------------------------------------------------
NAME/ADDRESS                    NUMBER OF SHARES    TITLE OF CLASS   PERCENT OF CLASS(9)
----------------------------  --------------------  ---------------  -------------------
Alex Genin - Director, CEO,        65,570,000        Common stock           64.4%
Acting CFO, President             (1)(2)(3)(4)
5120 Woodway, Suite 9000
Houston, Texas 77056

----------------------------  --------------------  ---------------  -------------------
Merrill P. O'Neal - Director        100,000          Common stock           0.1%
5120 Woodway, Suite 9000
Houston, Texas 77056

----------------------------  --------------------  ---------------  -------------------
H. Andrew Grebe - Director          200,000          Common stock           0.2%
5120 Woodway, Suite 9000
Houston, Texas 77056

----------------------------  --------------------  ---------------  -------------------
ALL OF OUR DIRECTORS AND           65,870,000        COMMON STOCK           64.7%
OFFICERS AS A
GROUP OF THREE (3) PERSONS
----------------------------  --------------------  ---------------  -------------------

----------------------------  --------------------  ---------------  -------------------

----------------------------  --------------------  ---------------  -------------------
Eurocapital Group, Ltd           28,500,000 (3)      Common stock           30.6%
19 Peel Road
Douglas, Isle of Man
British Isles 1M1 4LS

----------------------------  --------------------  ---------------  -------------------
United Capital Group Limited  22,370,000 (3)(4)(5)   Common stock           23.8%
50 Town Range, Suite 7B
Gibraltar

----------------------------  --------------------  ---------------  -------------------
NefteCredit Ltd.                   4,640,000         Common stock           5.0%
13/F, Silver Fortune Plaza
1 Wellington Street,
Central, Hong Kong

----------------------------  --------------------  ---------------  -------------------

----------------------------  --------------------  ---------------  -------------------

----------------------------  --------------------  ---------------  -------------------
Alex Genin - Director, CEO,     1,500,000 (3)(6)    Preferred stock         33.3%
Acting CFO, President
5120 Woodway, Suite 9000
Houston, Texas 77056

----------------------------  --------------------  ---------------  -------------------
Merrill P. O'Neal - Director           0            Preferred stock         0.0%
5120 Woodway, Suite 9000
Houston, Texas 77056

----------------------------  --------------------  ---------------  -------------------
H. Andrew Grebe - Director             0            Preferred stock         0.0%
5120 Woodway, Suite 9000
Houston, Texas 77056

----------------------------  --------------------  ---------------  -------------------
ALL OF OUR DIRECTORS AND           1,500,000        PREFERRED STOCK         33.3%
OFFICERS AS A
GROUP OF THREE (3) PERSONS
----------------------------------------------------------------------------------------

(1) Includes options to purchase up to 5,200,000 shares of our common stock at an exercise price of $0.015 was granted in December 2004. This option expires on December 20, 2007.

(2) Includes an option to purchase up to 2,500,000 shares of our common stock which is presently exercisable at an exercise price of $.03 per share. This option expires on February 1, 2007.

(3) Alex Genin currently holds powers of attorney from Eurocapital Group, Ltd. and United Capital Group Limited pursuant to which Mr. Genin is granted voting and investment power with respect to our shares. Mr. Genin is deemed to be the beneficial owner of these shares. Mr. Genin does not own any stock of Eurocapital Group, Ltd. or United Capital Group Limited.

(4) Includes shares of common stock owned by Eurocapital Group, Ltd. and United Capital Group Limited. Excludes 13,846,154 shares of our common stock which would be issuable upon the conversion of shares of preferred stock held by United Capital Group Limited but which have not been converted because there is not currently a sufficient number of authorized shares of common stock available.

(5) Includes an option to purchase up to 1,000,000 shares of our common stock which is presently exercisable at an exercise price of $.04 per share. This option expires on October 14, 2006.

(6)  Shares  owned  by  United  Capital  Group  Limited.


RELATED TRANSACTIONS

Except as described below, none of the following persons has any direct or indirect material interest in any transaction to which we were or are a party during the past two years, or in any proposed transaction to which the Company proposes to be a party:

(A)  any  of  our  directors  or  executive  officers;
(B)  any  nominee  for  election  as  one  of  our  directors;
(C) any person who is known by us to beneficially own, directly or indirectly, shares carrying more than 5% of the voting rights attached to our common stock; or
(D) any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons named in paragraph
     (A),  (B)  or  (C)  above.

We believe that the terms and conditions of all of the following transactions were no less favorable to us than terms attainable from unaffiliated third parties. The terms of these transactions were determined by the parties through arms length negotiations.

Pursuant to a letter agreement signed on February 6, 2003, during 2004 the Company received the last installments of $163,800 from United Capital Group for the purchase of preferred stock. United Capital Group is controlled by Alex
Genin,  the  Company's  chief  executive  officer.    Pursuant  to  the  letter
agreement, United Capital Group purchased the following shares of our preferred stock:

A. 500,000 shares of preferred stock, convertible, at the option of the holder, into common shares of the Company prior to June 30, 2006 by multiplying the number of shares of preferred stock being converted by the applicable conversion rate as provided in the agreement. The conversion rate in effect at any time is determined by dividing the initial stock issue price of $1.00 by the conversion price, which is 50% of the market price of common stock on the date of conversion, not exceeding $0.05. In addition, these stocks carry a cumulative coupon dividend of 6% per annum. The total accumulated coupon dividend due on these shares as of December 31, 2005, was $34.68. The conversion feature of these shares has been extended to June 30, 2008 by agreement of the parties; and

B. 1,000,000 shares of preferred stock, convertible, at the option of the holder, into common shares of the Company prior to May 15, 2006 by multiplying the number of shares of preferred stock being converted by the applicable conversion rate as provided in the agreement. The conversion rate in effect at any time is determined by dividing the initial stock issue price of $.25 by the conversion price, which is 50% of the market price of common stock on the date of conversion, not exceeding $0.05. In addition, these stocks carry a cumulative coupon dividend of 6% per annum. The total accumulated coupon dividend due on these shares as of December
     31, 2005, was $192.16. The conversion feature of these shares has been extended to May 15, 2008 by agreement of the parties.


In January, 2004, we cancelled all options granted to Mr. Genin and in December 2004 granted a new 5,200,000 immediately exercisable option. This option has an exercise price of $0.015 per share and expires on December 20, 2007.

In December 2005, we granted Mr. Genin an immediately exercisable option to purchase up to 2,500,000 shares of our common stock and 300,000 shares of our common stock to related party investors exercisable at $0.03 per share that expire in February, 2007.

In February, 2004, we granted Mr. Dashkovsky an option to purchase 2,500,000 shares of our common stock exercisable at $0.12 per share that expires in February, 2005. This option was not exercised and presently expired.

During 2004, the Company received approximately $305,333 of advances from Mr. Genin, its chief executive officer and a company controlled or related to him. During 2005, the Company received $423,295 of advances from its chief executive officer and companies controlled or related to him. The principle due under these advances as of December 31, 2005 was $899,640. The following is a summary of all loan transactions with entities related to Mr. Genin:

On March 11, 2004, United Capital also made a loan to the Company under an $80,000 promissory note bearing interest of 6%. This note was due on March 11, 2005, but has been extended until March 11, 2007. On March 25, 2005, United Capital also made a loan to the Company under a $22,000 promissory note bearing interest of 8% which is due March 25, 2007. During May-December 2005, United Capital made several loans to the Company under twelve separate promissory notes for a total principal amount of $109,000 which bear interest at the rate of 8% and which are due between November 2006 and December 2007. None of these notes are collateralized.

During 2004, Alex Genin, the Company's chief executive officer, made several loans to the

Company under six separate promissory notes for a total principal amount of $41,700 which bear interest at the rate ranging from 6% to 7% and which are due between November 2006 and October 2008. During 2005, Alex Genin made several loans to the Company under 20 separate promissory notes for a total principal amount of $93,190 which bear interest at the rate ranging from 7% to 8% and which are due between October 2006 and April 2008. None of these notes are collateralized.

During 2004, Eastern Credit Limited, Inc., a company controlled by Alex Genin, the Company's chief executive officer, made several loans to the Company under 13 separate promissory notes for a total principal amount of $145,700 which bear interest at the rate ranging from 6% to 7% and which are due between October 2006 and October 2008. During 2005, Eastern Credit Limited, Inc. made several loans to the Company under 18 separate promissory notes for a total principal amount of $141,250 which bear interest at the rate ranging from 6% to 8% and which are due between May 2007 and March 2008. None of these notes are collateralized.

During 2004, Stromberg Development, Inc., a company owned by the spouse of Alex Genin, the Company's chief executive officer, made several loans to the Company under two separate promissory notes for a total principal amount of $3,433 which bear interest at the rate of 8% and which are due between November 2006 and October 2007. These notes were paid off in 2005. During 2005, Stromberg
Development, Inc. made several loans to the Company under four separate promissory notes for a total principal amount of $28,000 which bear interest at the rate of 8% and which are due between February 2007 and February 2008. Three of these notes were paid off in 2005, the remaining principle balance on the last note as of December 31, 2005 was $8,248. None of these notes are collateralized.

During 2005, ECL Trading, Inc., a company controlled by Alex Genin, the Company's chief executive officer, made several loans to the Company under two separate promissory notes for a total principal amount of $20,000 which bear interest at the rate of 6% and which are due in February 2008. One of these notes was partially paid off in 2005, the remaining principle balance on these notes as of December 31, 2005 was $14,448. None of these notes are collateralized.

During 2005, First National Petroleum, Inc., a company controlled by Alex Genin, the Company's chief executive officer, made several loans to the Company under two separate promissory notes for a total principal amount of $14,500 which bear interest at the rate of 8% and which are due between April 2007 and June 2007. None of these notes are collateralized.

During 2005, Pacific Commercial Credit, Inc., a company controlled by Alex Genin, the Company's chief executive officer, made several loans to the Company under ten separate promissory notes for a total principal amount of $29,855 which bear interest at the rate of 8% and which are due between November 2006 and December 2007. None of these notes are collateralized.

CHANGES  IN  CONTROL

We know of no circumstances that could result in a change of control of the Company.

________________________________________________________________________________

            (2)     TO RATIFY THE SELECTION OF MCCONNELL & JONES, LLP
  AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR
                            ENDING DECEMBER 31, 2006
________________________________________________________________________________

The Board of Directors has selected McConnell & Jones, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2006.

Although not required by law or otherwise, the selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval. The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing their existing independent registered public accounting firm, McConnell & Jones, LLP as independent registered public accounting firm of the Company for the year ending December 31, 2006. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Proposal 2.

In the event the appointment of McConnell & Jones, LLP as independent registered public accounting firm is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Company's Board of Directors to select other independent registered public accounting firm for the year ending December 31, 2006. A representative of McConnell & Jones, LLP is expected to be present at the Annual Meeting. The Board of Directors unanimously recommends a vote FOR the ratification of McConnell & Jones, LLP as independent registered public accounting firm for year ending December 31, 2006.

Previous Independent Registered Public Accounting Firm
------------------------------------------------------

On October 5, 2005, our Chief Executive Officer received formal notice that our independent registered public accounting firm, Ham, Langston & Brezina, L.L.P., had made the decision to resign as our independent registered public accounting firm effective October 3, 2005. On October 10, 2005, the Board of Directors voted unanimously to accept the resignation.

The audit report of Ham, Langston & Brezina, L.L.P. for the past two fiscal years contained no adverse opinion or disclaimer of opinion, or was modified as to audit scope or accounting principles. Ham, Langston & Brezina, L.L.P. did modify its opinion to state that substantial doubt exists concerning the registrant's ability to continue as a going concern.

For the past two fiscal years and subsequent interim periods through the date of resignation, there have been no disagreements with the former auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ham, Langston & Brezina, L.L.P., would have caused them to make reference thereto in there report on the financial statements.

During the two most recent fiscal years and the interim period to the date of their resignation, there have been no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

We have provided Ham, Langston & Brezina a copy of the disclosure made in response to this Item 4.01 and have requested that Ham, Langston & Brezina provide a letter addressed to the Securities & Exchange Commission confirming their agreement with the disclosure contained herein. Pursuant to our request, Ham, Langston & Brezina has provided the SEC with such a letter. The copy of the letter was attached to our Form 8-K dated November 15, 2005.

New Independent Registered Public Accounting Firm
-------------------------------------------------

On October 10, 2005, the Board of Directors unanimously voted to engage McConnell & Jones, LLP, as our new independent registered public accounting firm.

During the two most recent fiscal years and the interim period to October 10, 2005, the Registrant has not consulted with McConnell & Jones, LLP, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that the Registrant concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) or Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

AUDIT FEES

Our former independent registered public accounting firm Ham, Langston and Brezina, L.L.P. billed us in the aggregate amount of $8,492 and our current independent registered public accounting firm McConnell and Jones, L.L.P. billed us in the aggregate amount of $15,500 for professional services rendered for their audit of our annual financial statements and their reviews of the financial statements included in our Form 10-KSB for the year ended December 31, 2005. Our former independent registered public accounting firm Ham, Langston and Brezina, L.L.P. billed us in the aggregate amount of $27,000 for professional services rendered for their audit of our annual financial statements and their reviews of the financial statements included in our Form 10-KSB for the year ended December 31, 2004.

AUDIT-RELATED FEES

Our independent registered public accounting firms did not bill us for, nor perform professional services rendered for assurance and related services that were reasonably related to the performance of audit or review of the Company's financial statements for the fiscal years ended December 31, 2005 and December 31, 2004.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

For the fiscal years ended December 31, 2005 and December 31, 2004, our independent registered public accounting firms did not bill us for, nor perform, any financial information systems design or implementation. For the fiscal years ended December 31, 2005 and December 31, 2004, we were not billed for professional services from any other accounting firm for information systems design or implementation.

TAX FEES

Our independent registered public accounting firms did not bill us for, nor perform professional services rendered for tax related services for the fiscal years ended December 31, 2005 and December 31, 2004.

ALL OTHER FEES

We were not billed for any other professional services for the fiscal year ended December 31, 2005.

INDEPENDENCE OF REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors considers that the work done for us in the year ended December 31, 2005 by McConnell and Jones, L.L.P. is compatible with maintaining McConnell and Jones, L.L.P.'s independence. Our Board of Directors considers that the work done for us in the year ended December 31, 2005 by Ham, Langston and Brezina, L.L.P. is compatible with maintaining Ham, Langston and Brezina, L.L.P.'s independence.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S TIME ON TASK

All of the work expended by McConnell and Jones, L.L.P. on our December 31, 2005 audit was attributed to work performed by McConnell and Jones, L.L.P.'s full-time, permanent employees. All of the work expended by Ham, Langston and Brezina, L.L.P. on our December 31, 2005 audit was attributed to work performed by Ham, Langston and Brezina, L.L.P.'s full-time, permanent employees.

       ___________________________________________________________________

                 (3)     TO APPROVE A THREE-TO-ONE REVERSE SPLIT
                               OF THE COMMON STOCK
       ___________________________________________________________________

The Company's shareholders are being asked to approve a three-to-one reverse split of the common stock (the "Reverse Split"). If the proposal is approved, the Board of Directors will effect the reverse stock split. The Board of Directors has adopted resolutions declaring the advisability of the reverse stock split, subject to shareholder approval.

The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required for the actions described in this Proposal Number 3.

If the proposed three-to-one reverse split of the common stock is approved, the total number of shares of common stock outstanding, reserved for issuance and available for issuance shares will be as follows:

--------------------------------------------------------------------------------------------
                              Before three-to-one reverse   After three-to-one reverse split
                             split (as of the record date)
--------------------------------------------------------------------------------------------
Common shares authorized                       100,000,000                        33,333,333

--------------------------------------------------------------------------------------------
Common shares outstanding                       95,608,532                        31,869,511

--------------------------------------------------------------------------------------------
Common shares reserved for                       4,391,468                         1,463,822
issuance
--------------------------------------------------------------------------------------------
Common shares available for                              0                                 0
issuance
--------------------------------------------------------------------------------------------

In the event that the Shareholders do not approve Proposal 4 of this Proxy Statement to increase the number of shares of common stock, then we will not have sufficient share of common stock available to issue if the holders of the stock options and preferred stock elect to exercise their rights.

As  of June 14, 2006, the market price of our common stock was $0.17  per share.

Following approval of the Reverse Split at the Annual Meeting, the Board of Directors will have the authority, without further stockholder consent, to effect the Reverse Split approved by the stockholders at such time as the Board of Directors may determine is in the best interest of the Company and its stockholders. In the event the Board of Directors determines to implement a reverse stock split, the Company will file the Reverse Split Amendment.

REVERSE SPLIT

Our Stockholders will vote to approve a proposal to reverse split the issued and outstanding shares of common stock of the Company on the basis of 1 share for each 3 shares held.

INTRODUCTION

The Board of Directors unanimously adopted a resolution declaring the advisability of, and the Board submits to the shareholders for approval, a proposal to reverse split the issued and outstanding shares of common stock of the Company on the basis of 1 share for each 3 shares held. The Reverse Split will result in one share of common stock being outstanding for each 3 shares issued and outstanding immediately prior to the Reverse Split. The proposal would reduce the number of authorized shares of the Company's Common Stock from 100,000,000 to 33,333,333. The proposal would reduce the number of outstanding shares of the Company's Common Stock from 95,608,532 shares to approximately 31,869,511 shares. Upon the affirmative vote of shareholders to effect this Reverse Split, the conversion of shares of the Company's common stock in connection with the Reverse Split will occur immediately and without any action on the part of shareholders of the Company and without regard to the date or dates certificates representing shares of the Company's common stock are physically surrendered for transfer or exchange ("Effective Date").

EFFECT OF REVERSE STOCK SPLIT

The effect of the proposed stock split on the holders of common stock will be as follows:

     1. Holders of record of fewer than 3 shares of common stock on the Effective Date of the Reverse Split will receive one whole share.

     2. Holders of record of 3 shares or more on the Effective Date will have their shares automatically converted in the Reverse Split into the number of shares equal to the number of their shares divided by 3. Any fractional shares resulting from the Reverse Split will automatically be rounded to the nearest whole share.

The common stock is currently registered under section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The proposed stock splits will not affect the registration of the common stock under the Exchange Act, and the Company has no present intention of terminating the registration under the Exchange Act in order to become a "private" company.

Because the reverse stock split will apply to all issued and outstanding shares of Common Stock and outstanding rights to acquire Common Stock, the proposed reverse stock split will not alter the relative rights and preferences of existing stockholders. As a result, at the Effective Time of the reverse stock split, the stated capital with respect to the Common Stock on the Company's balance sheet will be reduced to one-third of its present amount, and the additional paid-in capital account will be credited with the amount by which such stated capital account is reduced. The per share net income or loss and net book value of the Common Stock will be increased because there will be fewer shares of the Common Stock outstanding.

If the proposed Reverse Split Amendment is approved at the Annual Meeting and effected by the Board of Directors, some stockholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares of Common Stock.

Stockholders have no dissenter's right under Delaware law or the Company's Certificate of Incorporation, as amended, or the Company's Bylaws with respect to the reverse stock split.

REASONS FOR THE REVERSE STOCK SPLIT

The Board believes that the Reverse Split of the issued and outstanding shares of common stock of the Company is in the best interests of the Company and its shareholders for several reasons. The Reverse Split should enhance the acceptability of the common stock by the financial community and the investing public. The reduction in the number of issued and outstanding shares of common stock caused by the Reverse Split is expected to increase the market price per share of the common stock. The Board also believes that the proposed Reverse
Split may result in a broader market for the common stock than that which currently exists. Additionally, the purpose of this amendment, in conjunction with Proposal Number 4, is to allow us a sufficient number of shares of common stock available for future issuance related to the exercise of stock options and the conversion of the currently outstanding preferred stock. In addition, it will allow us to have shares of common stock authorized for future potential capital raising, potential future acquisitions and/or transactions and compensation plans. Although we continually evaluate and discuss potential capital raising, potential acquisitions and/or transactions and compensation plans, we currently have no plans, proposals or arrangements, written or otherwise, at this time.

The Board believes that many securities brokerage houses tend to have policies that discourage individual brokers within the firms from making transactions in low priced stocks. Some of those policies and practices pertain to the payment of broker's commissions and to time-consuming procedures that function to make the handling of lower priced stocks economically unattractive to brokers. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stock because the brokerage commission on a sale of lower priced stock generally represent a higher percentage of the sales price than the commission on a relatively higher priced issue. The proposed Reverse Split may result in a price level for the Common Stock that will reduce, to some extent, the effect of the above-referenced policies and practices of brokerage firms and may diminish the adverse impact of trading commissions on the market for the common stock, although there can be no assurance that such will be the case.

There can be no assurance that any or all of these effects will occur; including, without limitation, that the market price per share of common stock after the Reverse Split will be greater than the market price pre-split, or that such price will either exceed or remain in excess of the current market price. Further, there is no assurance that the market for the common stock will be improved. Stockholders should note that the Board cannot predict what effect the reverse split will have on the market price of the Common Stock.

REDUCTION  OF  SHAREHOLDER  BASE.

As of June 1, 2006, the Company believes that none of the record holders of common stock owned fewer than 3 shares of common stock. Therefore, there should be no reduction in the shareholder base.

EXCHANGE OF STOCK CERTIFICATES

As soon as practicable after the Effective Date, the Company will send Letters of Transmittal to all shareholders of record on the Effective Date for use in transmitting stock certificates ("old certificates") to the Transfer Agent. Upon proper completion and execution of the Letter of Transmittal and return thereof to the Transfer Agent, together with old certificates, each shareholder will receive certificates ("new certificates") representing the number of whole shares of common stock into which their shares of common stock have been converted as a result of the proposed stock splits. Until surrendered or exchanged, each outstanding old certificate held by a shareholder who holds of record 3 or more shares shall be deemed for all purposes to represent the number of whole shares to which the holder is entitled as a result of the proposed Reverse Split and if transferred or sold, will automatically be reissued in the transferee's name in the new post-split number of shares. Further, any rights to acquire the Company's common stock will be subject to automatic adjustment to reflect the one share for 3 shares Reverse Split.

The Board of Directors reserves the right, even after stockholder approval, to forego or postpone the filing of the Reverse Split Amendment approved by the stockholders if it determines such is not in the best interests of the Company and the Company's stockholders.

In this proposal, the Company's stockholders are being asked to authorize the Board of Directors, in its discretion, to amend the Company's Certificate of Incorporation, as amended, to effect a one-for-three reverse split of the issued and outstanding Common Stock without further approval or authorization of the Company's stockholders, at any time prior to the Company's next annual meeting of stockholders.

If approved by the Company's stockholders and implemented by the Board of Directors, the proposed one-for-three reverse stock split would become effective by filing the Reverse Split Amendment attached hereto as Exhibit "A" with the Delaware Secretary of State. At 5:00 p.m. eastern time on the date of filing the Reverse Split Amendment (the "Effective Time"):

   - each outstanding share of Common Stock would automatically be changed into one-third of a share of Common Stock; and

   - the number of shares of Common Stock subject to the Company's outstanding options, and the number of shares reserved for future issuances under the Company's stock plans will be reduced by a factor of three.

ANTI-TAKEOVER  PROVISIONS

The increase in the number of shares of common stock authorized for issuance could, under certain circumstances, be construed as having an anti-takeover effect. For example, in the event a person seeks to effect a change in the composition of our Board of Directors or contemplates a tender offer or other transaction involving the combination of the Company with another company, it may be possible for us to impede the attempt by issuing additional shares of common stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. By potentially discouraging initiation of any such unsolicited takeover attempt, our Articles of Incorporation may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may also have the effect of permitting our current management, including our board of directors, to retain its position indefinitely and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business.

The proposed amendment also increases the number of shares of preferred stock which could be issued by the Board in series with such rights (including voting, dividends and conversion), preferences and designations as it deems necessary or advisable without any action by the Company's stockholders. This is commonly referred to as "blank check" preferred stock which is available to and utilized by corporations to satisfy their continuing capital requirements. Having the authority to create equity instruments with any number of provisions will provide us with the greatest possible flexibility in financing the future operations of the Company. For example, the availability of blank check preferred stock will permit the Board negotiate the precise terms of an equity investment by simply creating a new series of preferred stock without incurring the cost and delay of obtaining stockholder approval. This flexibility will permit us to take advantage of market conditions as they occur and put us in a better position to effectively negotiate with and satisfy the precise financial criteria of any investor in a timely manner.

The availability of undesignated preferred stock may have certain negative effects on the rights of the Company's common stockholders. The proposed amendment will permit the Board, without stockholder approval, to issue additional shares of preferred stock with dividend, liquidation, conversion, voting or other rights which are superior to and could adversely affect the voting power or other rights of the holders of our common stock. Specifically, the Company will be in a position to issue securities which would grant to the holders thereof, preferences or priorities over the holders of common stock with respect to, among other things, liquidation, dividends and voting. This could result in holders of common stock receiving less in the event of a liquidation, dissolution or other winding up of the Company, reduce the amount of funds, if any, available for dividends on common stock, and dilute the voting power of the holders of common stock.

In addition, the additional shares of preferred stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. For example, the Board could designate and issue a series of preferred stock in an amount that sufficiently increases the number of outstanding shares to overcome a vote by the holders of our common stock or with rights and preferences that include special voting rights to veto a change in control. The effect of such provisions could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by stockholders, even if such proposed actions would be beneficial to our stockholders. This could include discouraging bids for the Company even if such bid represents a premium over the Company's then existing trading price and thereby prevent stockholders from receiving the maximum value for their shares.

FEDERAL INCOME TAX CONSEQUENCES

The following description of the material federal income tax consequences of the reverse stock split is based on the Code, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split. This discussion is for general information only and does not discuss the tax consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker/ dealers or insurance companies). The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

The Company believes that because the reverse stock split is not part of a plan to increase periodically a stockholder's proportionate interest in the Company's assets or earnings and profits, the reverse stock split will likely have the following federal income tax effects:

          A stockholder who receives solely a reduced number of shares of Common Stock will not recognize gain or loss. In the aggregate, such a stockholder's basis in the reduced number of shares of Common Stock will equal the stockholder's basis in its old shares of Common Stock.

The Company will not recognize any gain or loss as a result of the reverse stock split.


            _________________________________________________________

            (4)  PROPOSAL TO APPROVE AN AMENDMENT TO THE CERTIFICATE
                OF INCORPORATION INCREASING THE AUTHORIZED NUMBER
            OF SHARES OF COMMON STOCK FROM 100,000,000 TO 200,000,000
                 AND INCREASING THE AUTHORIZED NUMBER OF SHARES
                OF PREFERRED STOCK FROM 10,000,000 TO 20,000,000
            _________________________________________________________

The board of directors unanimously recommends a vote FOR the proposal to approve an amendment to the Certificate of Incorporation increasing the authorized number of shares of common stock from 100,000,000 to 200,000,000 and increasing the authorized number of shares of preferred stock from 10,000,000 to 20,000,000 after the three-to-one reverse stock split discussed in Proposal Number 3. The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required for the actions described in this Proposal Number 4.

Our Certificate of Incorporation presently authorizes 100,000,000 shares of common stock, $.001 par value. The proposed amendment to the Certificate of Incorporation will increase the number of authorized shares of common stock from 100,000,000 to 200,000,000 with a stated par value of $.001. On June 1 2006, we had 95,608,532 shares of common stock outstanding. On June 1, 2006, we had 9,410,000 options for common stock outstanding. If, on June 1, 2006, all options had been exercised, then on that date we would have had an obligation to issue an additional 9,410,000 shares of common stock which would have increased our outstanding shares of common stock to a total of 105,238,532 shares of common stock.

Our Certificate of Incorporation presently authorizes 10,000,000 shares of preferred stock, $.001 par value. The proposed amendment to the Certificate of Incorporation will increase the number of shares of preferred stock from 10,000,000 to 20,000,000 with a stated par value of $.001. On June 1, 2006, we had 4,500,000 shares of preferred stock outstanding which are convertible into 20,046,154 shares of common stock. If, on June 1, 2006, all preferred shares had been converted into common stock, then on that date we would have had an obligation to issue an additional 20,046,154 shares of common stock which would have increased our outstanding shares of common stock to a total of 115,654,686 shares of common stock.

If, on June 1, 2006, all preferred shares had been converted into common stock and all options had been exercised, then on that date we would have had an obligation to issue an additional 29,456,154 shares of common stock which would have increased our outstanding shares of common stock to a total of 125,064,686 shares of common stock.

If both Proposal 3 and Proposal 4 are approved by the Shareholders, our authorized common stock would increase from 33,333,333 to 200,000,000. The purpose of this amendment is to allow us to reserve a sufficient number of shares of common stock available for future issuance related to the exercise of stock options and the conversion of the currently outstanding preferred stock. In addition, it will allow us to have shares of common stock authorized for future potential capital raising, potential future acquisitions and/or transactions and compensation plans. Although we continually evaluate and discuss potential capital raising, potential acquisitions and/or transactions and compensation plans, we currently have no plans, proposals or arrangements, written or otherwise, at this time. In the event the Shareholders do not approve this Proposal 4 to increase the number of authorized shares of common stock and preferred stock, it would reduce or eliminate our ability to raise additional capital through the issuance of common stock or to issue any convertible debt as we will not have sufficient shares of common stock available for conversion.

     The  amendment  will  amend  ARTICLE  IV  to  read  as  follows:

     "ARTICLE  IV

     The aggregate number of shares of common stock which the corporation shall have authority to issue is 200,000,000 shares of common stock, par value $.001 per share. No share of common stock shall be issued until it has been paid for and it shall thereafter be non-assessable.

     The amount of the total authorized preferred stock of this corporation is divided into 20,000,000 shares of preferred stock at $.001 par value.

     The Board of Directors is authorized to: (i) designate the voting power, preferences, relative participating, optional or other special rights, and qualifications, limitations or restrictions of capital stock and preferred stock, and, (ii) create one or more classes of capital stock and preferred stock and one or more series of capital stock and preferred stock."

In compliance with Item 13(a), we hereby incorporate by reference all relevant information contained in our Form 10-KSB for the fiscal year ended December 31, 2005, which is delivered herewith.

The impact of the proposed increased in our authorized capital on the number of shares of preferred and common stock currently outstanding, reserved for issuance and available for issuance will be as follows:

-----------------------------------------------------------------------------------------------
                                 Before the increase    After the increase  After the increase
                                in authorized capital     in authorized        in authorized
                                  (as of the record        capital upon        capital upon
                                        date)             disapproval of    approval of reverse
                                                          reverse split       split proposal
                                                             proposal
-----------------------------------------------------------------------------------------------
Preferred shares outstanding                 4,500,000           4,500,000            4,500,000

-----------------------------------------------------------------------------------------------
Preferred shares available for               5,500,000          15,500,000           15,500,000
issuance
-----------------------------------------------------------------------------------------------
Common shares authorized                   100,000,000         200,000,000          200,000,000

-----------------------------------------------------------------------------------------------
Common shares outstanding                   95,608,532          95,608,532           31,869,511

-----------------------------------------------------------------------------------------------
Common shares reserved for                   4,391,468          29,456,154            9,818,718
issuance
-----------------------------------------------------------------------------------------------
Common shares available for                          0          74,935,314          158,311,771
issuance
-----------------------------------------------------------------------------------------------

       ___________________________________________________________________

                              (5)     OTHER MATTERS
       ___________________________________________________________________

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.


FUTURE PROPOSALS OF STOCKHOLDERS

The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2006 Annual Meeting of Stockholders is January 15, 2007.


                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        /S/ ALEX GENIN
                                        CHAIRMAN OF THE BOARD

JUNE 26, 2006
HOUSTON, TEXAS

                                  Exhibit "A"

                                STATE OF DELAWARE
                            CERTIFICATE OF AMENDMENT
                        OF CERTIFICATE OF INCORPORATION

FIRST CAPITAL INTERNATIONAL, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES  HEREBY  CERTIFY:

     FIRST: At a meeting of the Board of Directors of FIRST CAPITAL INTERNATIONAL, INC., resolutions were duly adopted setting forth one proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendments to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendments is as follows:

     RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "Article IV" so that, as amended, said Article shall be and read as follows:

     "The aggregate number of shares of common stock which the corporation shall have authority to issue is 200,000,000 shares of common stock, par value $.001 per share. No share of common stock shall be issued until it has been paid for and it shall thereafter be non-assessable.

     The amount of the total authorized preferred stock of this corporation is divided into 20,000,000 shares of preferred stock at $.001 par value.

     The Board of Directors is authorized to: (i) designate the voting power, preferences, relative participating, optional or other special rights, and qualifications, limitations or restrictions of capital stock and preferred stock, and, (ii) create one or more classes of capital stock and preferred stock and one or more series of capital stock and preferred stock."

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN  WITNESS  WHEREOF,  said  FIRST  CAPITAL  INTERNATIONAL, INC. has caused this certificate  to  be  signed  by  Alex  Genin,  its  President  and  attested  by
          ,  its                  , this       day of                      2006.
----------        ----------------       -----        --------------------

                                   First Capital International, Inc.

                                   By:
                                      ------------------------------------------
                                   Alex Genin, President
ATTEST:

                                   By:
                                      -----------------------------
                                                         ,
                                      -------------------   -------------------

THE STATE OF TEXAS  Sec.
COUNTY OF HARRIS    Sec.

     BEFORE ME, the undersigned authority, on this day personally appeared Alex Genin, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN  UNDER  MY  HAND  AND SEAL of this office the       day of June 2006.
                                                         -----

/seal/
                                         -----------------------------
                                         NOTARY PUBLIC IN AND FOR
                                         THE STATE OF TEXAS


THE STATE OF TEXAS  Sec.
COUNTY OF HARRIS    Sec.

     BEFORE  ME,  the  undersigned  authority,  on  this day personally appeared
           ,  known  to  me  to  be  the  person whose name is subscribed to the
-----------
foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN  UNDER  MY  HAND  AND  SEAL of this office the      day of June 2006.
                                                          ----


/seal/

                                    -----------------------------------------

                                        NOTARY PUBLIC IN AND FOR
                                        THE STATE OF TEXAS

                        FIRST CAPITAL INTERNATIONAL, INC.
                            5120 Woodway, Suite 9000
                              Houston, Texas  77056
                                 (713) 629-4866


Dear  Shareholders,

First Capital International, Inc., made solid progress on our strategic plan of becoming a premiere technology company for industrial and commercial security applications.

In the past we focused on the Home Automation market segment and we have made significant developments in this area including a Patent (US # 6,628,510) that we received on September 30, 2003. Our efforts in the Home Automation segment lead us to developing a turn-key solution for high-rises, mid-rises and multifamily developments in the U.S.A. We have obtained our first contract for mid-rise condominium development with the Dinerstein Companies in Ft. Lauderdale, FL. We believe this project will demonstrate the strengths of our system and pave the way to the utilization of our system as a standard feature in new residential developments.

Our next series of projects will be with the Sunhill Group that has high-rise condominium projects in the Galveston, Texas area. In the future, we will start marketing our full system as a "standard feature" in residential projects to a number of developers nationwide.

Additionally, we have set goals for our Industrial Security Division and are moving rapidly in this direction. As a result of our research and development efforts, we have designed a new Marine Anti-terrorist System that includes a state of the art video, and a communication and biometric technology solution (U.S. Patent Pending). This system was first demonstrated at the Port of Houston in 2004 with a second, full demonstration held in May of 2006. Further, we have expanded our marketing efforts in order to be able to place this system on large marine vessels transporting hazardous materials.

Currently we are in the process of expanding our efforts to bring additional financial capabilities from outside sources in order to maintain our goals and bring our state of the art technology to the global marketplace.

Our vision of business is providing outstanding technology capabilities through integrity and teamwork, leading to new success stories and providing great benefits to our shareholders.

Thank you for the opportunity to serve you as the President and CEO of our fast growing Company.

Sincerely,

/s/  Alex  Genin
----------------
Alex  Genin
President  and  CEO

                                      PROXY

                        FIRST CAPITAL INTERNATIONAL, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON FRIDAY, JULY 14, 2006

     The undersigned hereby appoints Alex Genin as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of First Capital International, Inc. held of record by the undersigned on June 1, 2006, at the Annual Meeting of Stockholders to be held at the Sheraton Suites Hotel, 2400 West Loop South,
Houston, Texas, on Friday, July 14, 2006 at 10:00 a.m. (CST), and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED (I) FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL NUMBER 1, (II) FOR THE RATIFICATION OF MCCONNELL AND JONES, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2006, (III) FOR THE APPROVAL OF A THREE-FOR-ONE REVERSE STOCK SPLIT AND (IV) FOR THE APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM 100,000,000 TO 200,000,000 AND TO INCREASE THE NUMBER OF SHARES OF PREFERRED STOCK FROM 10,000,000 TO 20,000,000.

1. ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

     [_]     FOR all nominees listed            [_]     WITHHOLD authority to
             below  except  as  marked                  vote  for  all  nominees
             to  the  contrary.                         Below.

       Alex  Genin          Merrrill P. O'Neal            Andrew Grebe


2. PROPOSAL TO RATIFY THE SELECTION OF MCCONNELL & JONES, LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

     [_]     FOR               [_]  AGAINST               [_]  ABSTAIN


3.   PROPOSAL TO AUTHORIZE A THREE-TO-ONE REVERSE STOCK SPLIT.

     [_]     FOR               [_]  AGAINST               [_]  ABSTAIN

4. PROPOSAL TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION INCREASING THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 100,000,000 TO 200,000,000 AND INCREASING THE AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK FROM 10,000,000 TO 20,000,000.

     [_]     FOR               [_]  AGAINST               [_]  ABSTAIN

5.   IN THEIR  DISCRETION,  THE  PROXIES  ARE AUTHORIZED TO VOTE UPON SUCH OTHER
     BUSINESS  THAT  MAY  PROPERLY  COME  BEFORE  THE  ANNUAL  MEETING.

     [_]     FOR               [_]  AGAINST               [_]  ABSTAIN



     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.  PLEASE
                MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.



------------------------------------
Signature

------------------------------------
(Typed or Printed Name)

------------------------------------
Signature if held jointly

------------------------------------
(Typed or Printed Name)

DATED:
      ------------------------------